UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2019

LEXARIA BIOSCIENCE CORP.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-52138	20-2000871
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

156 Valleyview Road

Kelowna, British Columbia, V1X 3M4 Canada

(Address of principal executive offices)

(250) 765-6424

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Altria Investment in Lexaria

On January 15, 2019, Lexaria Bioscience Corp., (“Lexaria Bioscience”) and certain wholly-owned subsidiaries of Lexaria Bioscience entered into a series of agreements with certain wholly-owned subsidiaries of Altria Group, Inc. (“Altria Parent”, and together with the applicable subsidiaries, “Altria”), which agreements set out the terms and conditions to fund research and develop Lexaria’s DehydraTECH™ technology (the “Technology”) for oral nicotine. Altria will provide initial funding of US$1 million, with the option for additional funding of up to US$12 million through multiple phased private financings.

Altria is funding a milestone-based research and development program within Lexaria Nicotine LLC, a wholly-owned subsidiary of Lexaria Bioscience (“Lexaria Nicotine”), with respect to the Technology in exchange for a minority equity interest in Lexaria Nicotine and certain Technology license rights. Lexaria Nicotine will execute a comprehensive series of clinical investigations of oral forms of nicotine delivery, utilizing Lexaria’s patented Technology. Altria has been granted a license to use Lexaria’s patented Technology on an exclusive basis in the United States and a non-exclusive basis elsewhere globally for oral nicotine delivery forms. Altria will pay Lexaria Nicotine a royalty on revenue generated from the sale of nicotine products containing the Technology, until such time as it may acquire 100% ownership of Lexaria Nicotine.

The agreements setting out the terms and conditions with Altria include or involve the following:

•	an investment agreement (the “Investment Agreement”), by and among Altria Ventures Inc. (“Altria Ventures”), a wholly owned subsidiary of Altria Parent, Lexaria Bioscience, Lexaria Nicotine, and PoViva Corp., a wholly-owned subsidiary of Lexaria Bioscience (“PoViva”, and, together with Lexaria Bioscience and Lexaria Nicotine, “Lexaria”);

•	a warrant and option agreement by and among Lexaria Bioscience, Lexaria Nicotine and Altria Ventures (the “Warrant and Option Agreement”);

•	a license agreement by and among Altria Client Services LLC (“Altria Client Services”), Lexaria Bioscience and Lexaria Nicotine (the “Altria License Agreement”); and

•	an amended and restated limited liability company agreement for Lexaria Nicotine by and among Lexaria Nicotine, Lexaria Bioscience and Altria Ventures (the “LLC Agreement”, and, together with the Investment Agreement, the License Agreement, and the Warrant and Option Agreement, the “Altria Investment Documents”).

Investment Agreement

Pursuant to the Investment Agreement, Lexaria Nicotine sold, and Altria Ventures purchased, 20 Class B membership units of Lexaria Nicotine (the “Class B Units”) for a purchase price of US$1,000,000. In addition, as a condition of closing of the transactions contemplated by the Investment Agreement, the applicable Lexaria and Altria entities entered into (or amended, as applicable) the other Altria Investment Documents, as more fully described further below.

Warrant and Option Agreement

Pursuant to the Warrant and Option Agreement, Lexaria Nicotine issued to Altria Ventures warrants to subscribe for additional Class B Units of Lexaria Nicotine (the “Warrants”) and the exclusive option to purchase all of the outstanding Class A membership units of Lexaria Nicotine (the “Class A Units”) that are held by Lexaria Bioscience upon the occurrence of certain conditions (the “Purchase Option”).

Lexaria Nicotine granted to Altria Ventures the number of Warrants evidencing a right to acquire Class B Units equal to 17.5% of Lexaria Nicotine’s Class B Units on a fully-diluted and as-converted basis on the date of the occurrence of the First Warrant Tranche Trigger (as defined below) (the “First Warrant Tranche”). Each Warrant in the First Warrant Tranche initially will be exercisable for thirty-two (32) fully-paid Class B Units (the “First Warrant Units”).

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Lexaria Nicotine also granted to Altria Ventures the number of Warrants evidencing a right to acquire Class B Units equal to 8.9% of Lexaria Nicotine’s Class B Units on a fully-diluted and as-converted basis on the date of the occurrence of the Second Warrant Tranche Trigger (as defined below) (the “Second Warrant Tranche”). Each Warrant in the Second Warrant Tranche initially will be exercisable for twenty-four (24) fully-paid Class B Units (the “Second Warrant Units”).

With respect to the First Warrant Tranche, the Warrants may not be exercised until the date that Altria Ventures provides written notice to Lexaria Nicotine that it has determined in its reasonable discretion that certain research objectives set forth in the Warrant and Option Agreement (the “Phase 1 Research Objectives”) have been satisfied or waived in an agreed time period (the “First Warrant Tranche Trigger”). The Warrants included in the First Warrant Tranche expire on the date that is three (3) months after the First Warrant Tranche Trigger.

With respect to the Second Warrant Tranche, the Warrants may not be exercised until the date that Altria Ventures provides written notice to Lexaria Nicotine that it has determined in its reasonable discretion that certain additional research objectives set forth in the Warrant and Option Agreement (the “Phase 2 Research Objectives”) have been satisfied or waived in an agreed time period (the “Second Warrant Tranche Trigger”). The Warrants included in the Second Warrant Tranche expire on the date that is three (3) months after the Second Warrant Tranche Trigger.

If the Second Warrant Tranche is exercised, Lexaria Nicotine and Lexaria Bioscience have agreed to use reasonable best efforts to complete certain additional research objectives set forth in the Warrant and Option Agreement in an agreed time period (the “Phase 3 Research Objectives”). Altria Ventures may exercise, in its sole discretion, the Purchase Option during the period beginning on the date that is the first anniversary of the date that it provides written notice to Lexaria Nicotine that it has determined in its reasonable discretion that the Phase 3 Research Objectives have been satisfied or waived (the “Phase 3 Completion Date”) and ending on the fifth anniversary of the Phase 3 Completion Date (the “Purchase Option Term”) by providing written notice to Lexaria Bioscience at least sixty (60) days prior to the desired exercise date (the “Purchase Option Notice”).

Upon receipt of a Purchase Option Notice, Lexaria Nicotine will engage a qualified appraiser to value Lexaria Nicotine. The appraisal provided by the qualified appraiser will be calculated on a fair market value basis as of the Purchase Option Notice and will set forth an equity value of Lexaria Nicotine, as adjusted by Lexaria Nicotine’s indebtedness. Following the determination of the appraised value, Altria Ventures will calculate the purchase price for the Class A Units (the “Option Purchase Price”) in accordance with an agreed formula.

Within fifteen (15) business days following Altria Ventures’ delivery of the Option Purchase Price calculation to Lexaria Bioscience, Altria Ventures may (but is not required to) elect to exercise its Purchase Option. If Altria Ventures elects not to exercise its Purchase Option, then it may deliver additional Purchase Option Notices and initiate additional due diligence periods at any time during the Purchase Option Term at its sole discretion (provided that Altria Ventures shall only be entitled to deliver another Purchase Option Notice and initiate another due diligence process once per fiscal year of Lexaria Nicotine).

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Altria License Agreement

Pursuant to the Altria License Agreement, Lexaria Nicotine granted to Altria Client Services and its affiliates a perpetual license (the “Technology License”) on an exclusive basis in the United States and on a non-exclusive basis in the rest of the world to (and the right to sublicense):

(i)	all technology and intellectual property rights regarding nicotine and nicotine-like or related compounds that is owned or controlled by Lexaria Nicotine as of January 15, 2019 (including the composition and method patents that are licensed by Lexaria Bioscience to Lexaria Nicotine pursuant to a Technology License Agreement effective October 1, 2018, as amended January 14, 2019 in connection with the Altria Investment Documents (the “Parent License Agreement”), all other patents and applications owned or controlled by Lexaria Nicotine, and all other information regarding the development, composition, manufacture, use and commercialization of materials, products containing such materials, and methods of making such materials and products, that enhance the characteristics of bioactive materials) to make, use, and sell products based on such technology; and

(ii)	all improvements and intellectual property rights conceived, reduced to practice or otherwise acquired by Lexaria Nicotine after January 15, 2019 that are either (A) owned or controlled by Lexaria Nicotine or (B) owned or controlled solely or jointly by Lexaria Nicotine as a result of collaboration between Altria Client Services, Lexaria Nicotine and Lexaria Bioscience under the terms of the Altria Investment Documents.

If Altria Ventures does not exercise the First Warrant Tranche following the occurrence of the First Warrant Tranche Trigger prior to the expiration time of the First Warrant Tranche, or the Second Warrant Tranche following the occurrence of the Second Warrant Tranche Trigger prior to the expiration time of the Second Warrant Tranche Trigger, then the Technology License for the United States shall automatically become non-exclusive in the United States.

In addition, Pursuant to the Altria License Agreement, Lexaria Bioscience granted to Altria Client Services a perpetual license (on an exclusive basis in the United States as long as the Technology License described above remains exclusive, and on a non-exclusive basis in the rest of the world) to use the trademark DehydraTECH®, in the manner set forth in the Altria License Agreement.

In consideration for the grant of the foregoing Technology License and other rights under the Altria License Agreement, Altria Client Services will pay to Lexaria Nicotine a royalty on a quarterly basis based on an August 31 year end equal to an agreed percentage of net sales of products that contain nicotine and nicotine-like or related compounds that are processed or enhanced with the licensed technology that are covered by a valid claim of an issued or pending licensed patent, which Altria Client Services or its affiliates sell to third parties in the United States and in the rest of the world. The royalty is payable (a) for net sales of licensed products during an agreed period, and (b) thereafter only with respect to net sales of licensed products that are covered by a valid claim of an issued licensed patent (no royalty is payable for the sale of any licensed products after the expiration of the last licensed patent).

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LLC Agreement

The LLC Agreement authorizes the issuance of Class A Units and Class B Units and provides for the admission of Altria Ventures as a member and the holder of the Class B Units issued pursuant to the Investment Agreement (and issuable pursuant to the Warrants), and provides for the rights and obligations of the members of Lexaria Nicotine, including, among other things, provisions relating to allocations to capital accounts, tax allocations and matters, distributions, number, election and procedures for members of the board of managers (the “Managers”), member voting requirements, officer appointments, as well as certain limitations on actions of Lexaria Nicotine while Altria Ventures holds a membership interest in Lexaria Nicotine equal to or greater than 13%. Prior to the exercise of the First Warrant Tranche (if any), Lexaria Biosciences, as holder of all 100 issued and outstanding Class A Units, has the right to designate six (6) Managers, and Altria Ventures, as holder of the Class B Units (with 20 Class B Units currently issued and outstanding and held by Altria Ventures), has the right to designate one (1) Managers. Following exercise of the First Warrant Tranche (if any) but prior to the exercise of the Second Warrant Tranche (if any), Lexaria Biosciences, as holder of the Class A Units, has the right to designate five (5) Managers, and Altria Ventures, as holder of the Class B Units, has the right to designate two (2) Managers. Following exercise of the Second Warrant Tranche (if any), Lexaria Biosciences, as holder of the Class A Units, has the right to designate four (4) Managers, and Altria Ventures, as holder of the Class B Units, has the right to designate three (3) Managers.

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The foregoing descriptions of the Altria Investment Documents do not purport to be complete and are qualified in their entirety by the terms and conditions of the Altria Investment Documents, copies of which are filed as Exhibits 10.1 through 10.4 hereto and incorporated by reference herein.

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1*	Investment Agreement, dated January 15, 2019, by and among Lexaria Bioscience Corp., Lexaria Nicotine LLC, PoViva Corp. and Altria Ventures Inc.
10.2#	License Agreement, dated January 15, 2019, by and among Lexaria Bioscience Corp., Lexaria Nicotine LLC and Altria Client Services LLC
10.3#	Warrant and Option Agreement, dated January 15, 2019, by and among Lexaria Bioscience Corp., Lexaria Nicotine LLC and Altria Ventures Inc.
10.4	Amended and Restated Limited Liability Company Agreement, dated January 15, 2019, by and among Lexaria Bioscience Corp., Lexaria Nicotine LLC and Altria Ventures Inc.

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* Certain disclosure schedules have been omitted. The Registrant hereby agrees to furnish supplementally a copy of any omitted schedule to the SEC, upon request; provided, however, that the Registrant may request confidential treatment pursuant to Rule 24b-2 of the U.S. Exchange Act of 1934, as amended, for any such schedule so furnished.

# Confidential portions of the Exhibit have been redacted and filed separately with the United States Securities and Exchange Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the United States Securities Exchange Act of 1934, as amended.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEXARIA BIOSCIENCES CORP.

Date: January 22, 2019	By:	/s/ Chris Bunka
	Name:	Chris Bunka
	Title:	Chief Executive Officer

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